Exhibit 99.1

                           Joint Filer Information

  Date of Event Requiring Statement:      April 30, 2008

  Issuer Name and Ticker or Trading       AutoNation, Inc. (AN)
  Symbol:
  Designated Filer:                       Edward S. Lampert
  Other Joint Filers:                     ESL Investments, Inc., RBS Partners,
                                           L.P., ESL Partners,
                                          L.P. and ESL Investors, L.L.C.
  Addresses:                              The principal business address of
                                          each of the Joint
                                          Filers above is 200 Greenwich Avenue,
                                          Greenwich, CT 06830.
  Signatures:                             EDWARD S. LAMPERT

                                          /s/ Edward S. Lampert
                                          Edward S. Lampert
                                          ESL INVESTMENTS, INC.
                                             By:   /s/ Adrian J. Maizey
                                                   Name:  Adrian J. Maizey
                                                   Title: Chief Financial
                                                          Officer

                                          RBS PARTNERS, L.P.
                                          By:  ESL Investments, Inc., as its
                                               general partner
                                          By:      /s/ Adrian J. Maizey
                                                   Name:  Adrian J. Maizey
                                                   Title: Chief Financial
                                                          Officer

                                          ESL PARTNERS, L.P.
                                          By:  RBS Partners, L.P., as its
                                               general partner
                                          By:  ESL Investments, Inc., as its
                                               general partner
                                             By:   /s/ Adrian J. Maizey
                                                   Name:  Adrian J. Maizey
                                                   Title: Chief Financial
                                                          Officer

                                          ESL INVESTORS, L.L.C.
                                          By:  RBS Partners, L.P., as its
                                               manager
                                          By:  ESL Investments, Inc., as its
                                               general partner
                                             By:   /s/ Adrian J. Maizey
                                                   Name:  Adrian J. Maizey
                                                   Title: Chief Financial
                                                   Officer